                                                                   EXHIBIT 10.14

                               Ingram Micro Inc.
                          1600 East St. Andrew Place
                          Santa Ana, California 92705


April 20, 2000


Nick Grouf
Chief Executive Officer
PeoplePC, Inc.
100 Pine Street, Floor 11
San Francisco, California 94111

Subject:  PeoplePC/Ford Alpha Roll-out

Dear Nick:

This Letter of Understanding ("LOU") is executed by and between Ingram Micro Inc. ("Ingram") and PeoplePC, Inc. ("PeoplePC") as of the date set forth above. This LOU sets forth the terms and conditions under which Ingram will sell certain Hewlett-Packard ("H-P") computer systems and related products to PeoplePC in connection with People PC's Hewlett-Packard product alpha roll-out to Ford Motor Company ("Ford"). Ingram and PeoplePC agree as follows:

     1. Products Sold. Ingram will sell to PeoplePC the computer systems and products in the quantity and type specified on the purchase order issued from PeoplePC to Ingram and dated as of April 6, 2000, a copy of which is attached to this LOU as Attachment A (the "PO"). The computer systems and related products in the type and quantity specified on the PO are collectively referred to herein as the "Products." Except to the extent permitted pursuant to Paragraph 2 below, the PO is noncancellable; no act or failure to act by Ford or any other party shall relieve PeoplePC of its obligation to buy the Products.

     2. Delivery Date. Ingram expects to take delivery of the Products from H-P no later than April 28, 2000. Ingram shall have no obligation to deliver timely to PeoplePC any portion of the Products not timely delivered by H-P to Ingram.

     3. Cost of Products. Ingram shall sell the Products to PeoplePC, and People PC shall purchase the Products from Ingram, for an amount equal to [*]. As used in this LOU, [*].

     4. Payment Terms. PeoplePC is obligated hereby to remit payment in full to Ingram for all of the Products, whether or not the Products or any part thereof are sold to

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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April 20, 2000
Page 2

     a PeoplePC customer. Payment for the Product(s) and any shipping, freight or storage or returned or refused Product charge, as the case may be, shall be due upon the earliest of the following: (i) five (5) days from the date Ingram provides PeoplePC with an invoice reflecting shipment of the Product(s) to a People PC customer(s), or five (5) days from the date Ingram provides an invoice reflecting such shipping, freight or storage or returned or refused product charge, as they case may be, or, (ii) in the case of the Products, May 28, 2000.

     5. Labels. Ingram shall place labels provided by PeoplePC on the shipping containers of each Product before shipping the Product to PeoplePC's customer; provided that, PPC delivers all such labels in sufficient quantity to Ingram within five days following the date of this LOU.

     6. Shipping and Freight Charges. Ingram shall ship the Products to locations specified by PeoplePC within the United States, excluding Alaska and Hawaii. Ingram shall ship the Products via UPS ground freight, unless another carrier is specified by PeoplePC in writing prior to shipment. Ingram shall invoice PeoplePC [*].

     7. Storage Charges. Ingram shall invoice PeoplePC for all Product remaining in Ingram's inventory on May 28, 2000 and PeoplePC shall pay to Ingram that amount within five days of receipt of the invoice. In addition, PeoplePC shall pay a storage fee equal to [*] per month for each Product held by Ingram in its inventory for each month or part thereof following May 28, 2000.

     8. Returned and Refused Products. Ingram shall accept Product that is refused or that is returned to it by a PeoplePC customer, but People PC shall incur a returns handling fee of [*] per system and [*] per other Product unit for each such Product so refused or returned. Ingram shall hold all such Product in inventory pending further instruction by PeoplePC. All such returned or refused Product held in Ingram's inventory shall be subject to the storage fee described in Paragraph 7 above. Ingram shall not be required to re-box a Product returned to it. Ingram shall have no obligation to repair or replace, or reimburse PeoplePC for, any Products that are found to be defective or not in accordance with specifications provided by H-P. PeoplePC shall return defective or non-conforming Products to H-P directly.

     9. Terms of Sale. The Products sold hereby are subject to Ingram's standard terms and conditions of sale as published on its website at www.ingrammicro.com. However, to the extent that any of the terms and
     -------------------
     conditions of this LOU conflict with Ingram's standard terms and conditions of sale, the terms and conditions stated in this LOU shall control. The PO shall be used to identify product type and quantity only and none of its terms shall affect the terms of sale as set forth herein or affect Ingram's standard terms and conditions of sale.

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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April 20, 2000
Page 3

     10. Reservation of Rights; No Waiver or Compromise. Nothing in this LOU or the transaction contemplated hereby shall in any way limit or affect People PC or Ingram's rights under that certain Internet Resale Agreement between PeoplePC and Ingram dated as of August 1, 1999. People PC and Ingram specifically reserves all of its rights and remedies under and in connection with the Internet Resale Agreement. The parties acknowledge that any disputes with respect to the Internet Resale Agreement are not waived, compromised or otherwise affected by this LOU or the transaction contemplated hereby.

     11. Entire Agreement. This LOU and Ingram's standard terms and conditions of sale represent the entire agreement between Ingram Micro and PeoplePC concerning the subject matter of this transaction. This LOU supersedes all prior understandings and communications on the subject matter of this transaction, whether oral or written. This LOU may only be modified by a writing executed by an authorized representative of Ingram Micro and of PeoplePC.

If PeoplePC is in full agreement with the terms and conditions stated herein, please sign the enclosed copy of this letter and return it to me.

Yours sincerely,


/s/ Mark Mahoney
----------------
Mark Mahoney
Vice President


Accepted this 20th day of April 2000.

PeoplePC, Inc.


By:     /s/ Nick Grouf
    ----------------------
            Nick Grouf

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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
                                                                    --------------------------------------------------------------
                     PEOPLE PC

             100 Pine Street Suite 1100

               San Francisco, CA 94111                              ---------------------------------------------------------------
                                                                       THIS NUMBER MUST APPEAR ON ALL INVOICES, PACKING SLIPS
          Phone: 415-732-4400 Fax: 415-837-3857                        AND SHIPPING DOCUMENTS PERTAINING TO THIS ORDER.

                 www.peoplepc.com                                      SHIP ACCORDING TO THE PERMANENT ROUTING
                                                                       INSTRUCTIONS ON FILE WITH YOUR COMNPANY. IF NOT ON FILE,
                                                                       CONTACT US AT (415)732-4400.
                                                                    ---------------------------------------------------------------
                                                                                         IMPORTANT DATES
                                                                    ---------------------------------------------------------------
                                                                      ORDER DATE  April 6, 2000        SHIP TO ARRIVE ON

                                                                    ---------------------------------------------------------------
                                                                                                       ----------------------------
                                                                                                          RESALE MERCHANDISE:
                                                                                                            []YES     []NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     ORDER CANCELLED AS OF:               SHIP BACKORDERS:
                                                                                                            []YES     []NO
 SHIP VIA______________________   []COLLECT    []PREPAID

-----------------------------------------------------------------------------------------------------------------------------------
  QUANTITY    UNIT                                   DESCRIPTION                                  UNIT PRICE      TOTAL PRICE
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 930680 Desk Top Kit for Laptop                            $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 930651 - Omni book Premium (Laptop) F2027WT#ABA           $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 930652 - Omni book Ultimate (Laptop) F2028WT#ABA          $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 529544 - Desk top CPU - Basic                             $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 529543 - Desk top CPU - Basic Plus                        $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 529542 - Desk top CPU - Premium                           $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 529541 - Desk top CPU - Ultimate                          $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 117321 - Printer HPLJ1100AXI                              $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 117245 - Printer Office Jet T45XI                         $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 117273 - Printer Desk Jet 930C                            $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 117287 - Printer Desk Jet 610CL                           $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 368771 - S50 15" Monitor                                  $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 368774 - M70 17" Monitor                                  $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------
100                       Ingram SKU # 368773 - M90 19" Monitor                                  $  [*]          $   [*]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS:                                                                  TOTAL                         [*]
                                                                                    ================================================

                                                                                      Order Placed By: Randy Allen


------------------------------------------------------------------------------------------------------------------------------------
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   PEOPLEPC, INC.
---------------------------------------------------------                  ---------------------------------------------------------
 Typed or printed name of Vendor                                            Address of Vendor

    /s/ NICHOLAS A GROUF
---------------------------------------------------------                  ---------------------------------------------------------
 Signature of person signing for Vendor

           NICHOLAS A GROUF
---------------------------------------------------------                  ---------------------------------------------------------
 Typed or printed name of person signing                                    Date of signature of Vendor


*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.